Exhibit 10.4

REAL ESTATE MORTGAGE

THIS REAL ESTATE MORTGAGE made this 16th day of April, 2010, by and between;

NEXT GENERATION ENERGY CORP., a Nevada Corporation, with an address of 7644 Dynatech Court, Springfield, Virginia 22153, party of the first part (hereinafter called Mortgagor, whether one or more), and

KNOX COUNTY MINERALS, LLC, a Delaware Limited Liability Company, with an address of 600 Cameron Street, Alexandria, Virginia 22314, party of the second part (hereinafter called Mortgagee);

WITNESSETH:  THAT

WHEREAS, the Mortgagor is indebted to the Mortgagee in the original principal sum of SIX HUNDRED THOUSAND DOLLARS AND 00/100 ($600,000.00), evidenced by a promissory note of even date herewith and due and payable WITHIN TWELVE (60) MONTHS FROM AND AFTER THE DATE HEREOF.  This mortgage is subject to all the terms and conditions, including the interest rate, as set forth in said promissory note and shall secure any and all renewals of said promissory note.  It is specifically agreed and understood that any renewals of said note shall be at an interest rate agreed upon between the parties at the time of renewal.

NOW, THEREFORE, in order to secure the performance of each of the covenants and other obligations of said notes and this mortgage including any renewals or extension thereof, and to secure the payment of the loan stated above including any renewal or extension thereof, and to secure the payment of any indebtedness resulting from the failure of the Mortgagor to perform any of the covenants and obligations of said notes and this mortgage and any payment made or other expense incurred by the Mortgagee as a result of any such failure, and to secure the payment of any additional loans or otherwise, whether direct, indirect, existing, future, contingent or otherwise, the Mortgagor does hereby GRANT AND CONVEY to the Mortgagee, in fee simple with covenant of General Warranty, their interest in and to the following described real estate located in Knox County, Kentucky together with all of the improvements, fixtures and appurtenances now or hereafter situated thereon and all rents and profits therefrom, to-wit:

All of the oil and gas upon and under the following described property located in Knox County, Kentucky, to-wit:

D.D. STEWART SOURCE A (Deed Book 129, page 646)

Being the oil & gas interest only in the same property conveyed by Edward L. Cawood, Executor under the Will of S. Eva Bennett, deceased, and Jesse D. Lay and C.L. Davis, Trustees under the Will of S. Eva Bennett, deceased, and Ben Middleton, Seymour Hopper and Charles Buhl, Sr., as members of the Committee selected by the Executor and Trustees under the Will of S. Eva Bennett, deceased, to D.D. Stewart, by deed dated September 16, 1966 and recorded on October 6, 1966 in Deed Book 129, at page 624, in the Knox County Court Clerk’s Office, and located in Knox County, Kentucky, on the waters of Stinking Creek and more particularly described as follows:

TRACT #1:                      INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated November 24, 1903, from Isaac Mills and wife, Margaret Mills, recorded in Deed Book 8, at page 178, and by deed dated March 22, 1904, from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 8, at page 172, being Lot No. 1 of Isaac Taylor Farm, containing 70 acres, more or less, bounded as follows:

BEGINNING at 3 spruce pine stumps on a steep bank on the East side of the Hog Branch, the beginning corner to two surveys a 100 acre survey made from Benj. Tuggle & a 50 acre survey made for Larkin Tuggle; THENCE N 25 W 35 poles to the mouth of Hog Branch; THENCE N 80 W 35 poles to a small white oak on the bank of Stinking Creek & on a line of 50 acre survey made for Jas. B. Dorton; THENCE N 70 W 50 poles to a beech Dortons corner; THENCE S 23 E 10 poles crossing Stinking Creek to a hickory Charles Wilson corner; THENCE with the fence S 5 ½ W 27 poles to a small white walnut Wilson corner on a line of the Larkin Tuggle 50 acre survey; THENCE N 84 ½ W 24 poles to two sycamores Tuggles line an agreed corner between Isaac Taylor & Nasby Mills; THENCE with said agreed line S 34 ½ E 68 poles to a white oak and chestnut oak on the spur of ridge; THENCE up said spur S 75 E 52 poles to a stake on a line of the Ben Tuggle 100 acre survey; THENCE with said line N 32 ½ W 28 poles to a stake on the Larkin Tuggle line; THENCE with the same N 57 E 95 poles to the BEGINNING.

TRACT #2:                      INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated November 22, 1903, from Isaac Mills and wife, Margaret Mills, recorded in Deed Book 8, at page 172, being Lot No. 2 of the Isaac Taylor Farm, containing 128 acres, and bounded as follows:

BEGINNING at a black gum on the north side of Stinking Creek about 65 poles below the mouth of the Jones Fork, the beginning corner to the Mills & McKiney Survey of 50 acres & corner to a fifty acre survey made for Cornelius Taylor & the other being corner to Lot No. 3; THENCE with the Mills & McKiney line N 77 W 70 poles to a white oak and a sugar tree on a point Mills & McKiney corner; THENCE S 80 W 35 poles to a stake on a line of the Nasby Mills fifty acres survey; THENCE N 8 poles to a sugar tree and rock Nashley Mills beginning corner same course continued in all 58 poles to a stake Mills 2nd corner; THENCE S 73 W 80 poles to a white oak and stake Mills 3” corner; THENCE S 4 E 30 poles to a chestnut stake; THENCE S 62 E 62 poles to a stake; THENCE S 10 W 10 poles to a small white oak on the bank of Stinking Creek corner of Lot No. 1-; THENCE S 80 E 35 poles to the mouth of Hog Branch corner of Lot No. 1-; THENCE S 25 E 35 poles to 3 spruce pine stumps on a steep bank the Beginning corner of Lot No. 1-; and the beginning corner to the two Tuggle surveys; THENCE with Ben Tuggle’s line S 56 E 12 poles to a stake corner to the James Patterson 50 acre survey; THENCE East 163 poles to a stake Daltersons corner and the last corner to the Mills & McKiney survey & on a line of Lot No. 3; THENCE North 85 poles to the BEGINNING.

TRACT #3:                      INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated July 23, 1903, from Permelia Taylor, widow, recorded in Deed Book 6, at page 180, and by deed dated July 25, 1903, from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 6, at page 198, being Lot No. 4 of the Isaac Taylor Farm, containing 230 acres and bounded as follows:

BEGINNING at a cliff of rocks on the top of the spur between the Main Creek and Jones Fork, corner to Lot No. 3; THENCE N 48 W 94 poles to two rocks in the Main Creek at the S.W. corner of the stable lot corner to Lot No. 3; THENCE up the creek N 24 E 16 poles to two rocks in the creek corner to Lot No. 3; THENCE N 60 W 90 poles to a stake corner to Lot No. 3, and on a line of a fifty acre survey made for Cornelius Taylor; THENCE North passing Taylors corner at 98 poles in all 128 poles to a black walnut and rock corner to Lot No. 3 and corner to J.F. Mills 75 acre survey; THENCE N 32 E 56 poles to a chestnut oak and sugar tree J.F. Mills’s corner and on a line of Jas. Mills; THENCE with Jas. Mills line E. passing a corner of a 75 acre survey made for Cornelius Taylor at 88 poles in all 150 poles to a stake Taylors corner and a corner to Lot No. 7; THENCE South 160 poles to a stake corner to Lot No. 7 on a line of Lot No. 5; THENCE S 71 W 50 poles to an old well in a meadow corner to Lot No. 5; THENCE S 5 E 120 poles to the BEGINNING.

TRACT #4:                      INTEREST:                      Oil & Gas

Those certain parcels or land acquired by Dr. Samuel Bennett by deed of conveyance dated September 1, 1903, from Susan Messer and husband, Anthony Messer, recorded in Deed Book 6, at page 304, and described as follows:

PARCEL 1:  Being Lot No. 5 of the Isaac Taylor Farm, situated at the mouth of Laurel Branch on Stinking Creek,  containing 145 acres, more or less, (but excepting therefrom about 3 acres sold to Mrs. Permelia Taylor prior to the conveyance to Dr. Samuel Bennett above referred to) and bounded as follows:

BEGINNING at a poplar and rock on the North side of Stinking Creek about 45 poles above the mouth of the Laurel Branch the beginning corner to Lot No. 7; THENCE S 41 E 100 poles to a stake corner to Lot No. 7, and on a line of Lot No. 6; THENCE S 20 W 50 poles to two beeches near the Laurel Branch the beginning corner of Lot No. 6 course continued in all 127 poles to a chestnut oak corner of Lot No. 6 and a corner to a 75 acre survey made for Isaac Taylor; THENCE N 27 W 52 poles to two chestnut oaks Taylor’s corner; THENCE 29 E 32 poles to a stake on a line of Cornelius Taylor’s 50 acres survey dated April 3, 1855; THENCE N 41 W 21 poles to a stake on a line of Permelia Taylor 50 acre survey; THENCE N 66 W 25 poles to a stake Permelia Taylors corner and a corner to a 50 acre survey made Oct. 8, 1872 for Cornelius Taylor; THENCE with the same N 88 W 45 poles to a stake corner to Isaac Taylors 25 acre survey; THENCE South 25 poles to a stake on top of the ridge corner to Lot No. 3; THENCE N 50 W 30 poles to a rock cliff corner to Lots 3 & 4; THENCE N 71 E passing a corner to Lots 4 & 7 at 50 poles in all 87 poles to a stake corner of Lot No. 7; THENCE S 29 E 52 poles to the BEGINNING.  John R. Hammons, Charles Wilson, C.H.C.W.F. Westerfield, Surveyor.

EXCEPT there is reserved a road or passway 16 feet in width:

BEGINNING on the line between the Lot & No. 6, about 3 poles from the beginning corner of 6 – in the road now traveled down the Laurel Branch; THENCE with said road N 45 W 60 poles to a dogwood; THENCE N 32 W 72 poles to the County Road about 6 poles above the mouth of Laurel Branch.

PARCEL 2:  Lying and adjoining the above tract and being a survey made in the name of Permelia Taylor, and more particularly described as follows:

BEGINNING at a mulberry and rock; THENCE with Susan Messer line up the mountain to the top of the mountain; THENCE with the top of the mountain to the rock cliff; THENCE from the cliff to the BEGINNING, so as to include all the lands inside the Susan Messer line.

TRACT #5:                      INTEREST:                      Oil & Gas

Those certain parcels of land acquired by Dr. Samuel Bennett by deed dated July 23, 1903, from Jefferson Taylor and wife, Polly Taylor, recorded in Deed Book 6, at page 174, and by deed dated July 25, 1903 from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 6, at page 198, and described as follows:

PARCEL 1:                      Being Lot No. 6 of the Isaac Taylor Farm, containing 205 acres, more or less, located on the head of the Laurel Branch of Stinking Creek, and bounded as follows:

BEGINNING at two beeches on a south hill side below the house Jeff Hubbard now lives in, corner to Lot No. 5; THENCE S 20 W 77 to 2 chestnut oaks corner to Lot No. 5, and a corner to a 75 acre survey made for Isaac Taylor; THENCE S 45 E 30 poles to a large chestnut oak Taylor’s corner; THENCE S 57 E 22 poles to a chestnut & chestnut oak Taylor’s corner; THENCE N 50 E 26 poles to 2 chestnut oaks Taylor’s corner; THENCE N 60 E 52 poles to 2 chestnut oaks, Taylor’s corner on a line of a 100 acre survey made for Cornelius Taylor; THENCE S 62 E 18 poles to a sugar tree corner to said 100 acre survey; THENCE N 75 E 15 poles to a stake on a line of Isaac Taylor’s 75 acre survey; THENCE S 77 E 8 poles to a chestnut Isaac Taylors corner; THENCE N 74 E 20 to a chestnut oak corner to same; S 70 E 38 poles to a Spanish Oak and hickory on top of the ridge corner to same; THENCE N 69 E 16 poles to a poplar and sugar tree corner to said 75 acre survey; THENCE N 19 W 28 poles to a poplar and 2nd corner to said survey; THENCE N 34 W 3 poles to a stake on a line of Cornelius Taylor’s 100 acre survey; THENCE with a line of same N 11 E 108 poles to a stake corner to said 100 acre survey and on a line of Isaac Taylors 100 acre survey made November 3d, 1871; THENCE with same E 50 poles to a stake corner to said Survey; THENCE N 20 poles to a stake on a line of Cornelius Taylor’s 100 acre survey; THENCE N 33 W 25 poles to a stake Cornelius Taylor’s corner; THENCE N 64 W 50 poles to a stake his corner; THENCE S 26 W 48 poles to a stake on a line of Isaac Taylor’s 100 acre survey; THENCE West 54 poles to a corner of Lot No. 7; THENCE S 20 W passing a corner of Lot No. 7 at 38 poles in all 88 poles to the BEGINNING.

PARCEL 2:  Being a certain tract of land also located on the waters of Laurel Branch of Stinking Creek and bounded as follows:

BEGINNING at a rock cliff and spruce pine a corner of a 25 acre survey made in the name of Cornelius Taylor; THENCE with said line S 46 E 100 poles to a beech corner of the same; THENCE S 65 E 38 poles to a white oak corner of the same; THENCE N 80 E 28 poles to a beech and hickory, the beginning corner of said survey and a corner of a 100 acre survey made for said Taylor; THENCE N 52 E 20 poles to a large poplar corner of said survey; THENCE N 26 E 130 poles to a stake corner of same; THENCE S 66 E 80 poles to a stake corner of same; THENCE N 56 E 35 poles to a stake on said Taylor’s line; THENCE with said line N 65 W 175 poles to the beginning, containing 25 acres.

TRACT #6:                      INTEREST:                      Oil & Gas

Being that certain parcel of land acquired by Dr. Samuel Bennett by deed dated July 24, 1903 from Isaac Taylor and wife, Miranda Taylor, recorded in Deed Book 6, at page 168, being Lot No. 7 of the Isaac Taylor Farm, containing 190 acres, more or less, located on Rockhouse Branch, and head waters of Big Stinking Creek and bounded as follows:

BEGINNING at a poplar & rock on the North side of Stinking Creek the beginning corner to Lot No. 5; THENCE S 41 E 100 poles to a stake corner of Lot No. 5 and on a line of Lot No. 6; THENCE N 20 E 38 poles to a stake corner of Lot No. 6 & corner of Isaac Taylor’s 100 acre survey; THENCE E 18 poles to a stake corner of Lot No. 6 on a line of a 50 acre survey made for Isaac Taylor; THENCE with a line of said 50 acre survey N 15 W 80 poles to a black gum, the beginning corner to two surveys made for Isaac Taylor and a corner to Lot No. 8; THENCE North 80 poles to a stake corner of Lot No. 8; THENCE N 19 E 48 poles to a stake corner of Lots No. 8 & 10 and on a line of a fifty acre survey made for Frank Warren; THENCE N 75 W 140 poles to a stake Warren’s corner; THENCE S 14 W 40 poles to a stake corner of Lot No. 4; THENCE S 160 poles to a stake corner of Lot No. 4 and on a line of Lot No. 5; THENCE N 71 E 35 poles to a stake corner of Lot No. 5; THENCE S 28 E 52 poles to the Beginning.

TRACT #7:                      INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett, by deed dated July 22, 1903, from George Taylor and wife, Jeanette Taylor, recorded in Deed Book 6, at page 172, and by deed dated July 23, 1903, from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 6, at page 198, being Lot No. 8 off the Isaac Taylor Farm, containing 180 acres, more or less, conveying all of the mineral except gold, silver, lead and iron, and bounded as follows:

BEGINNING at the mouth of Plank Hollow Branch corner to Lots No. 9 & 10; THENCE down the creek S 74 W 48 poles to 3 buckeyes corner of Lot No. 10; THENCE N 66 W 16 poles to a stake in the creek corner of Lot No. 10; THENCE S 73 W 16 poles to a bar post corner of Lot No. 10; THENCE S 75 W 22 poles to a beech & lynn on the bank of Stinking Creek about 4 poles below the mouth of the Paint Fork, corner of Lot No. 10; THENCE N 65 W 80 poles to a stake corner to Lots 10 & 7; THENCE S 19 W 48 poles to a stake corner to Lot No. 7; THENCE South 80 poles to a black gum corner to Lot No. 7; THENCE S 15 E 60 poles to a stake on a line of a survey made for Jeff Mills; THENCE with same N 83 E 4 poles to a stake on the line of a 100 acre survey made for Grant Taylor; THENCE with same N 34 E 35 poles to a stake on a line of a 50 acre survey made for Jas. Patterson; THENCE East 137 poles to a stake Patterson corner; THENCE N 68 E 23 poles to a stake, corner to Lot No. 9; THENCE N 19 W 130 poles to the BEGINNING.

TRACT #8:                      INTEREST:                      Oil & Gas

That certain land acquired by Dr. Samuel Bennett by deed dated July 23, 1903, from Amanda Paterson and husband, James Patterson, recorded in Deed Book 6, at page 166, and by deed dated July 25, 1903, from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 6, at page 198, being Lot No. 10 of the Isaac Taylor Farm, containing 250 acres, more or less, and bounded as follows:

BEGINNING at a white oak & beech corner to the Martha Patterson land on the bank of the Pigeon Roost Branch; THENCE S 11 W 2 poles to said branch corner to Lot No. 9; THENCE S 75 W 16 poles to the mouth of the Nolin Branch corner to Lot No. 9; THENCE S 62 ½ W 38 poles to a sycamore corner to Lot No. 9; THENCE S 70 W 34 poles to a rock at the mouth of the Big Cove Branch corner to Lot No. 9; THENCE S 6 poles to a stake in the creek corner to Lot No. 9; THENCE S 77 ½ W 50 poles to a stake in the creek corner to Lot No. 9; THENCE S 58 W 19 poles to the mouth of the Plank Branch corner Lot No. 9 and the beginning corner to Lot No. 8; THENCE S 74 W 48 poles to 3 buckeyes corner to Lot No. 8; THENCE N 66 W 16 poles to a stake in the creek corner to Lot No. 8; THENCE S 73 W 16 poles to a bar post cornet to Lot No. 8; THENCE S 75 W 22 poles to a beech & lynn about 4 poles below the mouth of the Paint Fork corner to Lot No. 8; THENCE N 65 W 80 poles to a stake corner to Lot 8 & 7; THENCE N 8 W 36 poles to a stake corner to Lot No. 7, and on a line of the Frank Warren 50 acre survey; THENCE S 75 E 60 poles to a beech Warren’s 2d corner and an agreed corner made between Isaac Taylor and Silas Taylor; THENCE with a line made by them N 87 E 60 poles to a pine Silas Taylor’s corner; THENCE N 47 E 52 poles to a small pine on some rocks near the top of the spur; THENCE with the top of said spur N 45 E 75 poles to the top of a knob; THENCE N 57 E 12 poles to a white oak; THENCE with the top of the ridge between the Nolin Branch & the Deadening Branch N 30 E 180 poles to a maple on a knob at the head of the Nolin Branch and the Lick Fork of Red Bird; THENCE with the top of said ridge S 22 E 85 poles to the Clay Gap; THENCE S 85 E 47 poles to a stake corner to a 25 acre survey made for Isaac Taylor; THENCE South 30 poles to a stake Taylor’s corner; WEST 30 poles to a stake Taylor’s corner; SOUTH 75 poles to a stake Martha Patterson’s corner; THENCE S 31 E 60 poles to the BEGINNING.

TRACT #9:                      INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett, by deed dated June 14, 1909, from Anthony Messer and wife, Susan Messer, recorded in Deed Book 21, at page 42, located on the head waters of Shingleroof Branch of Stinking Creek, containing 200 acres, more or less, and being part of the lands patented to Allen Messer and others under the date of June 5, 1875, for 100 acres, and bounded as follows:

BEGINNING at three willows in the mouth of a small drain, Jain Bailey’s corner; THENCE up the north side of said drain with the said Jain Baileys line to the top of the mountain to Samuel Gambrel’s line; THENCE around the top of the ridge with the line of said Gambrel also James Messer and J.W. Warren now Frank Warren to Jain Bailey’s line on top of the mountain; THENCE down the hollow with Jain Bailey’s line to the BEGINNING.

TRACT #10:                    INTEREST:                      Oil & Gas

That parcel of land acquired by Dr. Samuel Bennett by deed dated October 13, 1905 from George w. Smith and wife, Sangie Smith, recorded in Deed Book 11, at page 392, located on Bell Fork of Road Fork of Stinking Creek, containing 50 acres, more or less, and bounded as follows:

BEGINNING on a sourwood corner to A. Mills Farm; THENCE up the creek to a stone on the upper side of the road below the home of G. W. Smith and a corner of John A. Blacks; THENCE an easterly direction up the hill to a black walnut; THENCE a northwardly direction with Blacks line to a peach tree near a stone; THENCE a straight line crossing the Old House Branch to a hickory on the side of the Hill Blacks corner; THENCE a westerly direction with Blacks line to the Country Road at a stone; THENCE up the County road to a sycamore bush below the road Blacks corner; THENCE up the Lick Fork, a straight line to a black oak and white walnut on the hillside Blacks corner; THENCE a straight line to a witchhazel and ash bush in the bank above R.B. Smith’s stable; THENCE a straight line up the Lick Fork Branch to the Gap of the ridge on the road to W.M. Merida; THENCE a northern course with the top of said ridge to the old Sol Hammonds line; THENCE with the agreed line down said ridge a westerly course to a white oak stump or root below the county road; THENCE up the ridge with the old Sol Hammonds line to Euel Jordon’s line; THENCE with the center of the ridge and Euel Jordon’s line down said ridge to a maple and beech below the road; THENCE with Euel Jordon’s line cross to the top of the point; THENCE down with the center of said ridge with Joseph Hammond’s line to the old A. Mills line, eastward to the BEGINNING.

TRACT #11:                    INTEREST:                      Oil & Gas

Those certain parcels of land acquired by Dr. Samuel Bennett by deed dated July 23, 1903, from Martha Patterson and husband, E.L. Patterson, recorded in Deed Book 6, at page 196, and by deed dated July 25, 1903 from F.D. Sampson and wife, Susie Steel Sampson, recorded in Deed Book 6, at page 198, and described as follows:

PARCEL 1:  Being that certain tract of land located on Pigeon Roost Branch of Stinking Creek, containing 100 acres, more or less, and bounded as follows:

BEGINNING on a buckeye a corner of Isaac Taylors on Pigeon Roost Branch, this corner being at the lower edge of Rocky Flat; THENCE North up the hill to the back line; THENCE with same to a point opposite a small rock cliff, to a beech and rock; THENCE across the branch to the top of the point, running with the point to square with the buckeye and the beginning corner; THENCE to the beginning containing 100 acres, more or less.

PARCEL 2:  Being that certain parcel of land on Pigeon Roost Branch of Stinking Creek, containing 50 acres, more or less, and bounded as follows:

BEGINNING on a beech on the North side of the branch; THENCE a straight line to the top of the hill; THENCE with the top to Dora Taylor’s line; THENCE with her line to the top of the hill on the North side of the hill; THENCE with the top of the hill to a stake square the corner; THENCE to the beginning, containing 50 acres more or less, same lying on Pigeon Roost Branch adjoining the Lands of Louisa Butler.

TRACT #12:                    INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated July 24, 1903, from Clary Jackson and husband, Alex Jackson, recorded in Deed Book 6, at page 178, and by deed dated July 25, 1903 from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 6, at page 198, containing 200 acres, more or less, and bounded as follows:

BEGINNING on a hickory on the north side of the branch; THENCE across the branch a straight line to the top of the hill to Harrison Taylors; THENCE with the top of the ridge Treadway Corner at the Bell County line; THENCE with the ridge till it hits the fork ridge running down a spur to a stake against a hickory THENCE to the BEGINNING.

TRACT #13:                    INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated July 23, 1903, from Dora Taylor and husband, Frank F. Taylor, recorded in Deed Book 6, at page 176, and by deed dated July 25, 1903 from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 6, at page 198, containing 200 acres, more or less, conveying all of the mineral except gold, silver, lead and iron, and located on the headwaters of Big Stinking Creek on the Pigeon Roost Branch and bounded as follows:

BEGINNING on a large rock on the south side of the branch below the Honeycut Hollow; THENCE to the top of the Mountain to Clary Jackson’s line; THENCE with Clary Jackson’s line to the top of said mountain; THENCE with the top of said hill with Bell County Line, until it comes opposite the rock; THENCE a straight line to the BEGINNING.

TRACT #14:                    INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated August 18, 1905, from China Mayo Hammons and husband, James Hammons, recorded in Deed Book 11, at page 400, containing 75 acres more or less (subject to an exception of 5 acres as hereinafter noted), located on the Middle Fork of Stinking Creek and bounded as follows:

BEGINNING on a black walnut standing near the County Road; THENCE a straight line to a stake at the creek; THENCE a straight line to the top of the ridge; THENCE around the top of the ridge to George Bingham’s line; THENCE down the drain with George Bingham’s line to the creek; THENCE a straight line to a large poplar stump on the side of the County Road; THENCE a straight line to the top of the hill; THENCE around the top of the hill to the head of the graveyard hollow; THENCE down the said hollow to the beginning, containing 75 acres more or less. There is excluded from this boundary five (5) acres to be laid off above the creek so as to include the bottom land.

TRACT #15:                    INTEREST:                      Oil & Gas

These certain parcels of land acquired by Dr. Samuel Bennett by deed dated November 24, 1903, from Isaac Mills and wife, Margaret Mills, recorded in Deed Book 8, at page 178, and by deed dated March 22, 1904 from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 8, at page 172, and described as follows:

PARCEL 1:  Containing 57 ½ acres, more or less and bounded as follows:

BEGINNING at a chestnut oak and two small chestnuts on top of the main ridge between Trace Branch and Taylor for about 200 paces from the Gap; THENCE S 80 E 50 poles to a chestnut to a black gum on a line of a survey in the name of Willis Wombles, S 50 E with the top of the main ridge 24 poles to a forked chestnut; THENCE S 60 E with the main dividing ridge 40 poles to a stake; THENCE N 85 E 100 poles to a hickory stake on the Knox and Bell County line on a line of a survey made in the name of Cornelius Taylor in the Gap of the ridge between Taylors Creek and Straight Creek; THENCE with a line of said Taylors survey N 38 W 190 poles to a small poplar and a line of a survey made for C. Taylor 4th Nov. 1847; THENCE with a line of same S 38 W 160 poles to the BEGINNING.

PARCEL 2:  Containing 50 acres, more or less, bounded and described as follows:

BEGINNING at 3 maples and a white oak standing on the South side of the hill; THENCE N 42 E 34 poles to a white oak and beech; THENCE N 32 E 68 poles to a double chestnut oak; THENCE N 13 E 76 poles to 2 chestnut trees; THENCE N 83 W 81 poles to a stake; THENCE S 97 E 149 poles to a stake; THENCE S 48 E 30 poles to the BEGINNING.

TRACT #16:                    INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated September 28, 1905, from George M. Bingham, et al., recorded in Deed Book 11, at page 402, containing 25 acres more or less, and located on the Middle Fork of Stinking Creek and bounded as follows:

BEGINNING on a beech on West side of the creek and white standing between the creek and the county road; THENCE running with John M. Bingham line to the top  of the ridge on the east; THENCE up the ridge to three chestnut oaks standing on top of the ridge; THENCE a straight line down the mountain to a black oak; THENCE a straight line down the hill to a black walnut on the east side of Middle Fork of Stinking Creek; THENCE a straight line to the old road; THENCE running with the old road to the BEGINNING.

TRACT #17:                    INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated July 23, 1903, from Louisa Butler and husband, Charlie Butler, recorded in Deed Book 6, at page 170, and by deed dated July 25, 1903 from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 6, at page 198, containing 150 acres, more or less, and bounded as follows:

BEGINNING on a beech opposite the cross fence; THENCE up the hill and with said fence to the top of the mountain; THENCE south with the top of the hill to a point; THENCE down the point to Martha Patterson’s line; THENCE running with the same to a buckeye on the side of the road and branch just above Elijah Patterson’s house; THENCE running with the back line of Isaac Taylor to Martha Patterson’s corner; THENCE to the BEGINNING.

TRACT #18:                    INTEREST:                      Oil & Gas

Those certain parcels of land acquired by Dr. Samuel Bennett by deed dated January 11, 1904, from Daniel Gambrel and wife, Susan Gambrel, recorded in Deed Book 8, at page 240, located on Lost Fork of Stinking Creek, and described as follows:

PARCEL 1: Containing 150 acres more or less, and bounded as follows:

BEGINNING on a large rock at the road near the branch at the Tuggle line on the North side of the branch; THENCE running with the Tuggle line a NE course to the top of the ridge to A.B. Messer’s corner tree; THENCE with A.B. Messer’s line crossing the said road near where the Bridge stood and up the South mountain with A.B. Messer’s line to the top of the ridge; THENCE running with conditional line between Stephen Golden and Daniel Gambrell ‘to a rock in the branch a corner between Stephen Golden and Daniel Gambrell, THENCE with the branch to a conditional cross fence to a small ash; THENCE with said fence to the upper part of the cross fence; THENCE to a chestnut oak and large rock; THENCE to a chestnut tree a conditional corner of Stephen Golden and Daniel Gambrell; THENCE with the conditional line to the top of the ridge to Frank Gambrell’s line; THENCE with Frank Gambrell’s line to the James Tuggle line; THENCE with said Tuggle’s line to the beginning corner.

PARCEL 2: Containing 50 acres, more or less, and bounded as follows:

BEGINNING on a rock a corner of S. Golden’s; THENCE running with S. Golden’s line with a branch to a lynn and oak; THENCE to a conditional line with the cross fence to a rock; THENCE to J. H. Hubbards line; THENCE running down the hill to a rock at the branch; THENCE down the branch to a rock; THENCE up the drean to a beech corner of S. Golden’s; THENCE up the drean to a beech corner of S. Golden’s; THENCE with S. Golden’s line to the top of the point; THENCE to the BEGINNING.

PARCEL 3: Containing 50 acres, more or less, and bounded as follows:

BEGINNING on a rock a corner to Stephen Golden and said rock lying on the South hill near the branch known as the Holland Hubbard Branch on Lost Fork of Stinking Creek; THENCE running with S. Golden’s line to the branch to a lynn and ash; THENCE to a conditional line and up a north hill side with a conditional cross fence to a rock; THENCE up said hill to J. H. Hubbard’s line; THENCE running with said line down the hill to a rock at the branch; THENCE down the branch to a rock; THENCE up the hill with a small drean to a beech corner of S. Golden’s; THENCE with S. Golden’s line to the top of a point; THENCE to a black gum a conditional corner between S. Golden and Pleasant Hubbard; THENCE S. Golden’s line to the BEGINNING.

PARCEL 4: Containing 200 acres, more or less, and bounded as follows:

BEGINNING on a large rock at or near the mouth of a small hollow where a house now stands THENCE to a rock at a cross fence a conditional line of P. Hubbard; THENCE S.W. with the said cross fence to the top of the hill; THENCE east with the top of the hill equal to the beginning; THENCE to the BEGINNING.

TRACT #19:                    INTEREST:                      Oil & Gas

That certain parcel of land acquired by Dr. Samuel Bennett by deed dated May 30, 1904, from Mary Jackson, et al., recorded in Deed Book 9, at page 263, and by deed dated August 2, 1904 from F.D. Sampson and wife, Susie Steele Sampson, recorded in Deed Book 24, at page 400, located on Middle Fork of Stinking Creek, being all of the land in a patent in the name of Moses Hubbard, dated October 31, 171, for 50 acres, being Patent No. 46132, and located on the Middle Fork of Stinking Creek and bounded as follows:

BEGINNING at a sign tree corner of said Moses Hubbard; THENCE S 77E 3 poles to a hornbeam on the bank of said creek; THENCE S 37 W 100 poles to a chestnut tree; THENCE with Bingham’s line S 37 E 100 poles to a stake; THENCE West with Browns line 200 poles to a stake; THENCE North 100 poles to a stake on Caleb’s line; THENCE N 30 E 120 poles to a stake; THENCE to the BEGINNING.

D.D. STEWART SOURCE B (Deed Book 129, page 624)

Being a part of the specifically described property in Knox County, Kentucky conveyed by deed from Flem E. Sampson to D.D. Stewart dated November 2, 1963, of record in Deed Book 124, Page 339 in the aforesaid clerk’s office; and by deed from Emolyne S. Churchill, a widow, and Paula S. Risen and her husband, Rollin F. Risen, to D.D. Stewart dated September 26, 1966, of record in Deed Book 129, Page 646 in the aforesaid clerk’s office. Emolyne S. Churchill and Paula S. Risen acquired their interest in the property from their mother, Susie Steele Sampson, who died intestate, a resident of Kentucky, on February 6, 1952 as shown by Affidavit of Descent dated February 29, 1964, of record in Deed Book 125, Page 88 in the aforesaid clerk’s office. The portion of the property conveyed by the aforesaid deeds located in Knox County, Kentucky, which is included in the present Option is more particularly described as follows:

TRACT NO. 1:                INTEREST:                      Oil & Gas

A certain tract or parcel of land in Knox County, Kentucky, lying on Long Branch of Little Richland Creek and more particularly described as follows:

BEGINNING at Frank Jackson’s line; THENCE east with the County road, about 20 poles to a stake, THENCE a straight line to Joe Miller’s line, THENCE with Miller’s line and Parrott line to Godfrey Jackson’s line and with Godfrey Jackson’s line to a cliff, THENCE with the cliff and Frank Jackson’s line to the BEGINNING, containing 50 acres more or less.

TRACT NO. 2:                INTEREST:                      Oil & Gas

A certain tract or parcel of land in Knox County, Kentucky on Pigeon Roost Fork of H. Taylor Fork of Main Stinking Creek and more particularly described as follows:

BEGINNING at two spotted oaks and chestnut oak standing on top of the main ridge between Pigeon Roost Fork and Taylor’s Fork of Stinking Creek; THENCE with the top of said ridge S 29 W 30 poles to a white oak; THENCE S 37 W 22 poles to a pine; THENCE S 65 ½ W 13 poles to a chestnut oak; THENCE N 55 W 50 poles to 4 pines; THENCE N 72 W 24 poles to a chestnut oak and two spotted oaks on top of said ridge; THENCE S 70 W 32 poles to a chestnut; THENCE S 85 W 40 poles to a white oak and two hickories; THENCE S 85 W 40 poles to a stake on top of the dividing ridge between the Plank Hollow and Laurel Branch; THENCE N 4 W 40 poles to a stake; THENCE N 21 W 40 poles to a stake; THENCE N 70 E 140 poles to a stake; THENCE E 10 poles to the BEGINNING, containing 100 acres more or less.

TRACT NO. 3:                INTEREST:                      Oil & Gas

A certain tract or parcel of land lying and being on the headwaters of Buckeye Branch of Stinking Creek, Knox County, Kentucky and being more particularly described as follows:

BEGINNING on a maple at the lower end of the James H. Smith farm and on the northeast side of said branch; THENCE S 38 W 2 poles to a stone in the branch; THENCE up with the meanders of same N 30 ½ W 23 poles to a stake, N 13 ½ W 9 poles and 15 links to a stake, N 27 E 9 poles to a stake, N 43 W 17 poles and 9 links to a stake; N 27 E 2 poles to a stake, N 10 ½ W 16 poles and 15 links to a stake, N 31 W 2 poles and 7 links to a stake, N 17 poles and 19 links to a stake, N 30 ½ E 3 poles to a stake, S 83 E 7 poles to a stake S 83 E 7 poles to a stake; N 8 ½ W 8 poles and 7 links to a stake, N 57 E 4 poles to a stake N 20 E 10 poles to a stake, N 30 ½ E 31 poles to a stake in Starling Gambrel’s line; THENCE with same S 54 ½ E 90 poles to a dead black oak on top of the ridge between the Pete Hollow and Buckeye Branch, Elizabeth Carnes’ corner; THENCE down the top of the ridge and said Carnes line S 67 ½ W 8 poles and 5 links, N 88 ½ W 8 poles and 7 links to a stake; S 64 ½ W 9 poles and 15 links to a stake S 64 ½ W 9 poles to a stake S 35 W 14 poles to a stake; S 32 W 16 poles to a chestnut S 4 W 16 poles to a stake; S 7 ½ W 10 poles to a spotted oak, S 35 W 18 poles to a white oak, S 24 W 8 poles to a stake, S 38 W 28 poles to the BEGINNING, containing 65.5 acres by survey.

TRACT NO. 4:                INTEREST:                      Oil & Gas

A certain tract of land, lying and being in Knox County, Kentucky, on Little Richland Creek and more particularly described as follows:

BEGINNING at the road and branch were once stood the drawbars near the mouth of the hollow; THENCE S 9 E passing at 52 poles a large stone standing 12 feet from the line to the left, in all 72 poles to a stake on top of the ridge to L. H. Jarvis’ line and near S. H. Jones’ line; THENCE with the line of said Jarvis and Jones and with the top of the ridge 82 ½ E 9 9/10 poles to a chestnut; S 64 E 8 8/10 poles to a chestnut; N 53 ½ E 9 2/10 poles to a maple; S 7 6 ½ poles to a black oak; S 54 ½ E 6 8/10 poles to two chestnuts growing from one root; S 61 ½  E 6 7/10 poles to a white oak; S 49 ½ E 11 poles to a white oak; S 34 ¼ E 4 ½ poles to a chestnut; S 12 ½ W 7 3/10 poles to a chestnut; S 1 W 6 4/10 poles to a chestnut; S 5 E 8 ½ poles to a hickory; S 2 ½ W 14 6/10 poles to a chestnut; S 7 ½  E 17 poles to a large sugar tree; S 10 W 7 8/10 poles to a beech; THENCE West poles to the branch and road; and with the branch and road about 80 poles to the beginning, containing 30 acres, more or less.

TRACT NO. 15:              INTEREST:                      Oil & Gas

A certain tract or boundary of land lying in Knox County, Kentucky on the waters of Hammons Fork of Colins Fork of Goose Creek and more particularly described as follows:
COMMENCING on a marked stone on the south side of the branch within about 20 yards from the branch on W.C. Warren’s line; THENCE up the mountain a south direction with the said Warren’s line to the top of the mountain to a chestnut and dogwood a corner of W.C. Warren’s & Elbert Jorden’s and John McVey’s; THENCE a east direction around with the top of the ridge to a high point to Jabe Smith’s line cornering on a black oak & chestnut; THENCE down the hill with the said Smith’s line to a marked stone near the branch and county road; THENCE a strait line to a marked stone just above the house where the said Jordan now lives; THENCE  a south west direction down the valley to the beginning, containing 50 acres, more or less.

TRACT NO. 16:              INTEREST:                      Oil & Gas

A certain tract or parcel of land lying in Knox County, Kentucky on Hammons Fork of Goose Creek and more particularly described as follows:

BOUNDED on the north by W.C. Warren’s tree near the branch to Nelson Smith’s line; THENCE crossing said branch to the mouth of a small ravine; THENCE up said ravine to the top of a point; THENCE with said point to the top of the mountain and with Nelson Smith’s line to Hiram Smith’s line; THENCE with Hiram Smith’s line to George Warien’s line to a high point to a corner of W.C. Warren’s and E. Jourdens a chestnut and dogwood; THENCE down the mountain with W.C. Warren’s line to a marked stone near the branch the beginning corner which contains about 40 acres, more or less.

TRACT NO. 17:              INTEREST:                      Oil & Gas

A certain tract or parcel of land lying in Knox County, Kentucky on Ambress Lick Branch of Hammons Fork of Goose Creek and more particularly described as follows:

COMMENCING on a marked stone near the Ambross Lick; THENCE crossing the branch; THENCE up the mountain with a marked line to the top of the ridge to a corner of C. and W.H. Smith; THENCE Northwest course with the top of the ridge to John Roots line; THENCE with the said Rootes line a west direction to a corner of G.J. Martin’s line; THENCE a south west direction with the said Martin’s line to D.T. Smith’s line to a sourwood and maple corner of said Martin’s and Smith and C&H Smith’s; THENCE a east direction with D.T. Smith’s line and C&H Smiths to the beginning, containing 60 acres more or less.

TRACT NO. 18:              INTEREST:                      Oil & Gas

A certain tract or parcel of land lying in Knox County, Kentucky, on the right hand fork of Disappointment, the waters of Colins Fork of Goose Creek and more particularly described as follows:

BEGINNING on five small chestnuts on the top of the ridge at William Hammons line; THENCE a north direction to a maple and dogwood at the top of a point; THENCE down the hill a north direction to a beech in the bottom; THENCE a north west direction to a maple and two dogwoods at the forks of a hollow; THENCE a north direction up the center of the point to Elisah Abner’s line; THENCE a south direction with said Abners to John Rileys line; THENCE east with said Rileys line to William Hammons line; THENCE with the said Hammons line to the beginning which land is the home farm for which the said Charley Abner now lives, containing 100 acres, more or less.

TRACT NO. 19:              INTEREST:                      Oil & Gas

A certain tract or parcel of land lying and being in Knox County, Kentucky, on Hammons Fork of Goose Creek and being more particularly described as follows:

COMMENCING near the County road on a marked stone; THENCE South east direction with E. Jourdan’s line to the top of a high point to a marked black oak and sourwood; THENCE running a east direction with the dividen ridge to a sugar tree corner on Joseph Smith’s line; THENCE to the top of a point with said line to a marked black oak; THENCE running on said point to a small rock; THENCE to a large marked stone near the branch and county road; THENCE up and with the County road to the mouth of a small ravine to a marked dogwood and wahoo; THENCE with said revin a west direction to the top of the mountain to a sassafras bush on John Mannons line; THENCE from there to John Smiths line; THENCE with said John Smiths line to Thomas Smiths line; THENCE with said Thomas Smiths line to two marked sourwoods; THENCE down the hill with W.C. Warrens line to the beginning, containing 250 acres, more or less.

TRACT NO. 20:              INTEREST:                      Oil & Gas

A certain tract of land lying and being in Knox County, Kentucky on Hammons Fork of Goose Creek and more particularly described as follows:  BEGINNING on a marked stone on John McVey’s line about 60 yards above said McVey’s beginning corner; THENCE a east direction with the said McVey’s line to the top of the mountain on top of high spur to a corner between W.C. Warren and Elbert Jourdan’s; THENCE a north direction with Elbert Jourdan’s line to the creek to a marked stone near the county road; THENCE a south west direction down the valley and with the foot of the hill back to the beginning.

TRACT NO.  21:             INTEREST:                      Oil & Gas

A certain or parcel of land lying in Knox County, Kentucky on Jones Fork of Stinking Creek and more particularly described as follows:

BEGINNING at two black walnuts on a north hill side; THENCE S 46 E 80 poles to a stake; THENCE S 37 E 40 P to a stake; THENCE S 41 E 50 P to a stake; THENCE S 45 W 60 P to a stake; THENCE N 85 W 50 P to a stake; THENCE N 40 W 130 P to a stake; THENCE N 44 E 50 the Beginning, containing 150 acres, more or less.

TRACT NO. 22:              INTEREST:                      Oil & Gas

A certain tract or parcel of land lying in Knox County, Kentucky on Road Fork of Stinking Creek on Do Gap Branch and more particularly described as follows:

BEGINNING on a sycamore tree on a conditional line between Davis Bright and Joseph F. Dickey on the East side of the old county road; THENCE with old said conditional line to Amderson Mill’s line; THENCE up the ridge to the Clay County line to James Bingham’s line; THENCE with Bingham’s line to John L. Baker’s line; THENCE with Baker’s line to Easter Bright’s line; THENCE down the point with her line to a small branch; THENCE to a large branch; THENCE with the large branch to a beech corner standing on the side of the road leading up to Do Gap Branch; THENCE crossing the branch with Easter Bright’s line to the top of the mountain to Thomas Mills line; THENCE with said Mill’s line to Grant Hammons line; THENCE with said Hammons line to Mall Hignight corner; THENCE with said Hignights line to Alfred Garlin’s line to two beeches; THENCE with said Garlin’s line to two beeches; THENCE with said Garlin’s line to a sycamore on County road; THENCE with said road to the beginning, containing 800 acres, more or less.

There is excluded two-fifths of the Davis Bright land owned by Dicy Mills, Sawyers Mills, also four (4) acres around the Candle Coal bank up where A. Y. Mills used to live.

TRACT NO. 23:              INTEREST:                      Oil & Gas

A certain tract or parcel of land lying and being in Knox County, Kentucky, on Golden Branch of Middle Fork of Stinking Creek and bounded and described as follows:

BEGINNING on maple and hickory near a flat stone on top of the ridge near Golden Gap; THENCE S 34 E 26 poles to a beech; THENCE S 19 E 60 poles to white oak and sugar tree; THENCE S 82 W 45 poles to a maple; THENCE S 15 W 35 poles to a chestnut; THENCE W 35 poles to a white oak; THENCE N 35 W 22 poles to a white oak and red oak; THENCE N 11 E 65 poles to a white oak; THENCE N 50 W 35 poles to two chestnut oaks on the fork ridge at the head of Steve Brown’s Branch; THENCE with the divide of the ridge between the said Golden Branch and Larkin Hubbard’s Branch to the beginning, containing 120 acres, more or less.

TRACT NO. 24:              INTEREST:                      None could be identified

A certain tract or parcel of land lying in Knox County, Kentucky on John’s Branch, of Middle Fork of Stinking Creek and more particularly described as follows:

First Tract:

BEGINNING on a hollie bush marked and rock at the bush at the point of spur; THENCE up the hill fifty poles with the cross fence where it now stands to a large rock on top of the point; THENCE to the top of the mountain to two double chestnut a conditional line between Arch Jackson, Theophilis Bingham and Thomas Murphy; THENCE around with the top of the mountain and the Moses Hubbard survey so as to include all the lands owned by Samuel Bingham on said branch; THENCE with the line Bingham to 2 poplars; THENCE down the branch to the beginning, containing 230 acres.

Second Tract:

BEGINNING on the north east side of John’s Branch some 20 poles from the waters on a large flat rock; THENCE southwest down said branch to a stone bridge; THENCE N 48 E 32 p to the top of the main hill; THENCE with the main top of the mountain down said stream to the Moses Hubbard line; THENCE straight down said ridge across said branch to a white oak and beech a corner of a 50 are survey made by Wm. Jackson a corner to James Taylor; THENCE N 73 W 18 p to white oak; THENCE S 31 W 28 poles to 2 white oaks on top of said ridge between John’s Branch and Middle Fork; THENCE to a black locust; THENCE with the cross fence to a conditional line between G.B Jackson and James Taylor to a rock, a beginning corner, containing 250 acres.

TRACT NO. 25:              INTEREST:                      Oil & Gas

A certain tract or parcel of land lying in Knox County, Kentucky on Middle Fork of Stinking Creek and more particularly described as follows:

BEGINNING on a small white oak on G. B. Jackson’s line corner to a 40 acre survey made in the name of Ben Jackson; THENCE with the said G.B. Jackson’s line to Nasby Mills line; THENCE with Nasby Mills line to Larkin Bargo’s line to T.J. Mills line; THENCE with T.J. Mills line to B.J. Mills line; THENCE with B.J. Mills line to G.T. Mills line; THENCE with G.T. Mills line to Larkin Bargo line; THENCE with same to the beginning, said boundary containing 200 acres, more or less so as to include all land in said boundary excepting one acre around grave of Mary A. Jackson, deceased, wife of Ben Jackson.

D.D. STEWART SOURCE D (Deed Book 133, page 533)

Being some of the tracts of land situated in Knox County, Kentucky, conveyed by John W. Croley, et.ux., Seymour Hopper, et. ux. and Dorothy Powers, a widow, to D.D. Stewart, dated January 2, 1969, of record in Deed Book 133, Page 533 in the Knox County Court Clerk’s Office, and being those tracts more particularly described as follows:

Boundary 17:                   INTEREST:                      Oil & Gas

A certain tract or parcel of land lying and being in Knox County, Kentucky on John’s Branch of Middle Fork of Stinking Creek, known as the Napolean Brown tract, and more particularly described as follows:

First Tract:

BEGINNING on a hollow beech (marked) and rock at the beech at the point of a spur; THENCE up the hill 50 poles with the crossfence where it now or did stand to a large rock on top of the point; THENCE to the top of the mountain to two double chestnuts, a conditional line between Arch Jackson, Theophulas Bingham and Thomas Murphy; THENCE around with the top of the mountain to the Moses Hubbard survey so as to include all the lands owned by Samuel Bingham on said branch; THENCE with the line of Samuel Bingham to two poplars; THENCE down the branch to the BEGINNING containing 250 acres more or less.

Second Tract:

BEGINNING on the northeast side of John’s Branch about 20 poles from the water, on a large flat rock; THENCE southwest down said branch to a stone bridge; THENCE N 48 E 32 poles to the top of the main hill; THENCE with the top of the mountain down said stream to the Moses Hubbard line; THENCE straight down said ridge across said branch to a white oak and beech, corner of a 50 acre survey made by Wm. Jackson, a corner of James Taylor; THENCE N 73 W 18 poles to a white oak; THENCE S 31 W 28 poles to two white oaks on top of said ridge between Johns Branch of the Middle Fork; THENCE to a black locust; THENCE with the cross fence to a conditional line between G.B. Jackson and James Taylor to a rock, a BEGINNING corner; containing 250 acres.

Boundary 22:                   INTEREST:                      Oil & Gas

Certain Tracts or Parcels of land lying in Knox County, Kentucky on Main Stinking Creek, part of the Palace Walker place and more particularly described as follows:

Tract 1:

One half undivided interest in all the land deeded by Nancy Walker to George W. Walker and Brice Walker and lying adjoining the land of Martin Carnes, Sr.

Tract 2:

Also a tract of 44 acres laid off in the old Bryson Walker farm and lying adjoining the Daniel Walker lands.

Tract 3:

Also a tract of land lying on the south side of Main Stinking Creek and being the same land deeded by Daniel Baker to George W. Walker and Palace Walker and being the same lands where George W. Walker now lives.

Tract 4:

Also another tract or parcel of land adjoining the above and on the North side of Stinking Creek and containing 95 acres, more or less and adjoining the lands of John M. Bingham and the old Brice Walker farm, all of which tracts or parcels of land were conveyed by George W. Walker by deed to James R. Walker dated April 16, 1894 and which deed is record in Deed Book S, Page 436. And these tracts are the same tracts or parcels of land which were conveyed by deed to Dr. Samuel Bennett on August 9, 1905 by George W. Walker, Amanda Walker and James R. Walker by deed dated August 9, 1905, and recorded in Deed Book 11, Page 24.

Tract 5:

Also another tract or parcel of land lying and being in Knox County Kentucky on Main Stinking Creek and adjoining the above and being a part of the Old Pallace Walker farm and being all the interest and part of James R. Walker in a tract of land conveyed by Litia Walker, widow of Pallace Walker, to Daniel Walker, Nancy Bingham’s heirs, Letia ______ Heirs, James R. Walker, Brice Walker, George Brice, making in all five equal parts by deed dated March 28, 1898 and recorded in Deed Book W, Page 196 and being the same land conveyed to Dr. Samuel Bennett by George W. Walker, Amanda Walker and James R. Walker by deed dated August 9, 1905 and recorded in Deed Book 11, Page 24 in the Knox County Court Clerk’s Office.

Boundary 23:                   INTEREST:                      Oil & Gas

A certain tract of land lying on Hog Branch of Stinking Creek in Knox County, Kentucky and more particularly described as follows:

BEGINNING on a large rock on the side of the road at a steep bank about 150 yards up the left hand hollow of said branch, just above where Ed Gray now lives; THENCE up the right hand side of the ridge to the top of same to a black oak; THENCE with the top of the ridge up the branch to the head of said hollow to a black oak; THENCE around the head of said hollow with the top of the mountain down the hollow with top of mountain with the left hand side opposite the beginning to a rock and oak; THENCE down the hill straight line to the BEGINNING, containing 100 acres more or less.

Boundary 24:                   INTEREST:                      Oil & Gas

A certain tract of land lying on Mill Branch of Stinking Creek and more particularly described as follows:

BEGINNING on a large rock on the left hand side of Mill Branch below where Robert Fergerson now or did live, the division line agreed upon between the parties; THENCE South 26 ½ West to two small chestnuts and two small hickories standing on the top of the main ridge; THENCE commencing on the Beginning rock on the other side; THENCE North 10 East to the top of the main ridge to a black gum and chestnut oak standing on the top of the mountain dividing Mill Branch and Meadow Branch; THENCE South 31 East with the top of the main ridge; THENCE from the last named corner on the top of said ridge between Mill Branch and Meadow Branch eastwardly along the top of said ridge to the black gum and chestnut oak; THENCE South 10 West to the BEGINNING rock, containing 300 acres, more or less.

Notwithstanding the specificity of the descriptions of the properties contained above, it is the intent of the Grantors to convey, and they do hereby convey, all of the oil and gas mineral estate of the lands formerly owned by D. D. Stewart, Sr. in Knox County, Kentucky whether described in detail above or not.

EXCEPTED FROM THE FOREGOING and not mortgaged hereby is the 9% royalty interest which has heretofore been conveyed by the Mortgagor, Next Generation Energy Corp. to the Mortgagee, Knox County Minerals, LLC by separate instrument.

The foregoing oil & gas being a portion of the property acquired by the Grantor, Next Generation Energy Corp. by deed from John C. Slusher and wife, Shirley Slusher and James R. Golden and wife, Heather Golden dated ______________________ and recorded in Deed Book ____, at page ____, Knox County Court Clerk’s Office.

The Mortgagor warrants that they have full right and power to mortgage said property, and that the same is free of all liens or other encumbrances.

The Mortgagor agrees to promptly pay all taxes, assessments, liens, judgments and charges now or hereafter levied against the property, and to keep the improvements situated thereon insured in some solvent Company or Companies to be approved by Mortgagee, against loss by fire, windstorm and other hazards, casualties and contingencies as may be required by Mortgagee, in form and amounts satisfactory to Mortgagee, but in any event no less than the amount of the total indebtedness secured hereby, and to cause the policy or policies therefor to be properly assigned to or made payable to Mortgagee for is benefit as collateral security for the payment of the obligations secured hereby; and in default thereof, the Mortgagee may, but is not obligated to, obtain such insurance in the name of the Mortgagee, and the Mortgagee's election so to do shall not be deemed a waiver of Mortgagor's default for failure to maintain such insurance.  All such policies of insurance shall be deposited with Mortgagee, and in the event of the damage or destruction of the premises by fire or other hazard against which insurance is held as hereinabove provided, Mortgagee shall collect the proceeds of such policies and apply the same to payment of the obligations secured hereby or, at its option, to the repair or replacement of the premises so damaged or destroyed.

Should the Mortgagor fail to pay any such tax, assessment, lien, judgment or charge, or should the Mortgagee obtain insurance upon the Mortgagor's failure to provide or maintain the same, the Mortgagee may pay such tax, assessment, lien, judgment, charge or insurance premium, and any sum so paid shall be deemed a part of the indebtedness and obligations of the Mortgagor secured hereby and shall be enforced in the same manner, and shall bear interest at the highest rate provided for in the note (s).

The Mortgagor shall keep the improvements on said property in good condition and repair, and shall not commit waste nor suffer waste to be committed, and shall promptly repair or replace any such improvements; and in default thereof the Mortgagee may repair or replace such improvements and the cost so incurred shall be deemed a part of the indebtedness and obligations of the Mortgagor secured hereby and shall be enforced in the same manner, and shall bear interest at the highest rate provided for in the note (s).

Should the Mortgagor default in performance of the covenants and other obligations of the note and this mortgage or payment of the loan stated above or any renewal or extension thereof, or should the Mortgagor default in payment of any indebtedness resulting from the Mortgagor's failure to perform any of the covenants and obligations of the note and this mortgage and any payment made or other expense incurred by the Mortgagee as a result of any such failure, or should the Mortgagor default in payment of any additional indebtedness of the Mortgagor to the Mortgagee, as hereinabove provided, the entire unpaid balance of the indebtedness and obligations secured hereby shall immediately become due and payable at the option of the Mortgagee without notice of demand, notice and demand being hereby expressly waived; and in case such option shall be exercised, the entire unpaid balance of said indebtedness and obligations together with all sums which may be or have been paid by the Mortgagee as herein authorized shall be collectible in the same manner as if the whole thereof had been due at the time when any such default occurred, and the indebtedness shall encumbrance, with said unpaid balance, all the sums so disbursed with interest as aforesaid.

If the Mortgagee shall be required hereafter to appear in any Court or tribunal to defend the title or possession of the property described herein, or the lien thereof, or to protect or enforce the note(s) or any of the other obligations secured hereby, and in case of legal proceedings in enforcement of any remedy hereunder, whether abated or not, the Mortgagor shall pay all of the costs and expenses of such appearances and proceedings, including a reasonable attorney's fee, and the same shall be added to and deemed a part of the obligations, become due as incurred, bear interest at the highest rate provided for in the note (s), and in case of judgment shall be included therein.

The failure or delay of the Mortgagee to exercise any of its options herein provided by reason of any default in the payment or performance of any of the obligations secured hereby shall not constitute a waiver of the right to exercise such option in the event of any subsequent default; and in determining whether a default has occurred, time shall be deemed to be the essence of this agreement.

In the event that the obligations secured hereby are promptly paid at maturity, and the Mortgagor shall have paid all charges incurred in connection with the loan stated above including any renewal or extension thereof and any additional loans and all sums paid by the Mortgagee for insurance, taxes, assessments or charges upon said property, then this mortgage shall become null and void; otherwise, it shall remain in full force and effect.  And the Mortgagor does hereby waive, release and relinquish to the Mortgagee all claim or exemption and homestead laws in effect in this Commonwealth, and all right of dower, inchoate and otherwise.

The Mortgagor (whether one or more) hereby represents, warrants, covenants and agrees that the mortgaged premises and the improvements thereon (if any) complies and shall hereafter comply with all laws, rules, regulations and ordinances of the state and the local governmental authorities where the premises are located and the United States of America relating to the storage, use, disposal, generation, transportation, and/or treatment of hazardous, toxic and/or radioactive matter and/or waste, including without limitations asbestos (collectively "toxic materials").  If the presence of toxic materials on the premises or in any improvements has resulted in, and/or shall hereafter result in (a) contamination greater than the levels permitted or established by any governmental agency or authority having jurisdiction over such contamination, (b) the termination or modification of any permit or authorization as to the use and/or occupancy of the premises or improvements and/or (c) the inability to obtain or maintain insurance policies satisfactory to the Mortgagee, then Mortgagor covenants and agrees to promptly take any and all action necessary to clean up such contamination to the extent required by any such governmental agency or authority and/or issuer of an insurance policy.  Mortgagor covenants and agrees to indemnify the Mortgagee and any affiliate or nominee of Mortgagee and hold the Mortgagee and any affiliate or nominee of Mortgagee harmless from any and all liabilities, losses, costs and/or expenses arising out of and/or resulting from the existence and/or the removal of any toxic materials at, on, and/or in the premises or any part or parts thereof or the improvements or any part or parts thereof and/or the effects of any such toxic materials located at, on and/or in the premises or any part or parts thereof or the improvements or any part or parts thereof.  The foregoing indemnity shall survive any foreclosure sale of the premises and any delivery by the Mortgagor and the acceptance by Mortgagee of a deed in lieu of foreclosure of the premises.

It is further agreed, understood and acknowledged that Lender has made no oral or verbal representations or statements in order to induce Borrower's agreement hereto, that this writing, along with the note of even date herewith, and including any documents required by law to be signed, constitutes the entire agreement between the parties, and that there are no side agreements or verbal understandings that are not expressly contained herein.  Furthermore, this mortgage and the note of even date herewith may not be modified except by a writing signed by both parties and any such modification not reduced to writing shall not be binding upon the parties.

IN WITNESS WHEREOF, the Mortgagors have executed and delivered this Mortgage on the date which is first above written.

NEXT GENERATION ENERGY CORP.

BY:

ITS:

STATE OF __________________

COUNTY OF ________________

I, ____________________________, the undersigned Notary Public in and for the state and county aforesaid, hereby certify that the foregoing instrument was produced to me in said state and county and acknowledged before me on this _____ day of March, 2010 by Next Generation Energy Corp., by and through _____________________, its __________________________, to be the voluntary act and deed of said corporation.

My commission will expire: _______________.

(Seal)

NOTARY PUBLIC

THIS INSTRUMENT PREPARED BY:

DARRELL L. SAUNDERS
ATTORNEY AT LAW
700 MASTER STREET
P.O. BOX 1324
CORBIN, KENTUCKY 40702
TELEPHONE: (606) 523-1370
FAX NUMBER: (606) 523-1372